POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 3 is deleted and replaced with the following:

	1 Year	5 Years	Since Inception (09/27/07)
Return Before Taxes	20.84%	17.28%	3.69%
Return After Taxes on Distributions	20.26%	16.84%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares	12.36%	14.15%	2.99%
FTSE RAFI Developed ex US Mid Small 1500 Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	22.25%	18.12%	4.38%
MSCI EAFE® Small Cap Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	29.30%	18.50%	2.64%

Please Retain This Supplement For Future Reference.

P-PDN-SUMPRO-1 SUP-2 050814